                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 14, 2003
                Date of Report (Date of earliest event reported)



                          WILSHIRE OIL COMPANY OF TEXAS
             (Exact name of Registrant as specified in its charter)


          Delaware                      1-467                  84-0513668
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation or organization)         Number)              Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                    07306
(Address of principal executive offices)                    (Zip Code)


(Registrant's telephone number, including area code)           (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 9. Regulation FD Disclosure

         The Company today issued a press release with results of its fiscal 2003 first quarter and confirmed plans to explore various transaction alternatives to maximize shareholder value. This report is being furnished pursuant to Item 9.

ITEM 7. Financial Statements and Exhibits

         a. Not applicable.

         b. Not applicable

         c. Exhibits

         The following exhibit is filed with this report:

    Exhibit Number                     Description
    --------------                     -----------
        99.1                           Press release dated May 14, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 14, 2003                    WILSHIRE OIL COMPANY OF TEXAS.
                                        (Registrant)



                                        By: /s/ Philip Kupperman
                                            ---------------------------------
                                            Philip Kupperman
                                            President




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